Safe Harbor Statement

This presentation includes "forward-looking statements" as defined by the Securities and Exchange Commission. These statements generally concern our plans, expectations and objectives for future operations. All statements, other than statements of historical facts, included in the presentation that address activities, events or developments that we expect, believe or anticipate will or may occur in the future are forward-looking statements. They are based on assumptions which we believe are reasonable based on current expectations and projections about future events, industry conditions and trends affecting our business. However, whether actual results and developments will conform to our expectations and predictions is subject to a number of risks and uncertainties which could cause actual results to differ materially from those contained in the forward-looking statements. AV Therapeutics has no obligation to update such forward looking statements. Please refer to cautionary language provided in our SEC Form 10-K and Form 10-Q filings and other public disclosures.

AV Therapeutics, Inc.
Advanced Cancer Chemotherapies

1 in 6 American men will be diagnosed with Prostate Cancer



at an annual cost of

30,000 lives and $15B

CAPRIDINE is a breakthrough in the treatment of late stage prostate cancer

- ✓Achieved success with animal tests
- ✓Reviewed and recognized by industry leading advocates
- ✓Ready to enter clinical trials
- ✓Six quarters from posting substantial licensing revenues

AV Therapeutics, Inc.
Advanced Cancer Chemotherapies

AV Therapeutics' Mission

- Develop advanced cancer and infectious diseases therapies
- License to Big Pharma: leverage *their* production, distribution & marketing
- Create high EPS operation for inside and outside stakeholders

The need is so great...

Other than skin cancer, prostate cancer is the most common cancer in American men.

- 233,000 cases of prostate cancer will be diagnosed in the U.S. every year
- Almost 30,000 will die

We have not found acceptable treatments[1]

- Only 5 drugs are FDA-approved
- High Toxicity – severe side effects
- Limited time effectiveness – tumor reacts/adapts to negate effectiveness of treatment
- **When this happens, the patient is terminal!**

(1) "The ineffectiveness of chemotherapy and its unacceptable degree of toxicity"
Philip Day, *Cancer: Why We're Still Dying to Know the Truth*

...even marginal remedies make lots of money!

We spend $100B on cancer treatments annually

- $15B on prostate cancer alone, of which $8B is on drugs
- One small prostate cancer drug company has a $9B market cap!

Imagine the value of effective treatment!

Capridine is a Major Advance in Prostate Cancer Treatment

Capridine kills both hormone sensitive and insensitive cells, with 3 unique and powerful features:

- High therapeutic index (small dose yields high impact)
- Low blood and bone marrow toxicity (reducing side effects)
- Re-enables previous drugs to resume effectiveness

Which ***significantly*** increases survival prospects!

…and is Spring-Loaded to Begin Clinical Trials

1. Successful animal tests
2. Reviewed by recognized medical advocates
   – NIH, NCI, renowned hospitals and doctors
3. Ready for Phase 1 trials with arrangements for world class institutions in the U.S. and Canada

Great scientists, astounding science,

Now supported by experienced mgmt & stakeholder care

Same Superbowl Backfield; Now a New Offensive Line

Executive Leadership

Abraham Mittelman , M.D.
President and Chairman
Oncologist and Associate Prof. at New York Medical College

Raj Tiwari, Ph.D.
Chief Science Officer
Professor of Microbiology & Immunology; NY Medical College Graduate Program Director

Morton Coleman, M.D.
Director Clinical Development
Clinical Professor – Weill Medical College, Cornell University; Director – Center for Lymphoma and Myeloma – NY Presbyterian Hospital

Paul Frankel, Director
Managing Director of NWTP, which has four decades of early stage private and public technology enterprises

Medical Leadership

In addition to Drs Mittelman, Tiwari and Coleman…

Joseph Bertino, MD,
Associate Director and Chief Scientific Officer, The Cancer Institute of New Jersey and past President of the American Association for Cancer Research and The American Association of Clinical Oncologists; founding Editor of the Journal of Clinical Oncology.

Charles Cantor, PhD,
Director of the Center for Advanced Biotechnology at Boston University and Chief Scientific Officer at Sequenom, Inc. Author of "Genomics: The Science and Technology Behind the Human Genome Project".

Roy G. Smith, PhD,
Director of Huffington Center on Aging, Professor in the Department of Molecular and Cellular Biology, and Professor in the Department of Medicine at Baylor College of Medicine. Past Vice President of Basic Research at Merck .

Pramod Srivastava, PhD,
Professor of immunology at the University of Connecticut Endowed Chair in Cancer Immunology; Director of the Cancer Center and the Scientific Founder of Antigenics.

Professional Services

Investor Relations
Jim Hock, Hanover International

SEC Counsel
Gerald Adler, Newman & Morrison LLP

Transfer Agent
Seth Farbman, VStock Transfer

Accounting
Rosenberg & Chesnov

Gov't Relations
R. Gardner, New World Technology Partners

NEW

Intellectual Property/Product Development Engine

AVT's first two featured patents[1]

1. Capridine – active drug for early and late stage prostate cancer
2. Provax – preventative vaccine for prostate cancer reoccurrence

Do not expire until 2021 and may be extended

(1)Patents also exist in EU, Canada, Mexico and Israel

Laboratory Pipeline

- **9-alkylamino-1-*nitroacridine* derivatives (Capridines)**
  - United States Patent # 6,589,961
- **Nitroacridine tumor inhibitor composition**
  - United States Patent #7,622,478B2
- **Immunotherapy for prostate cancer using recombinant bacille Calmette-Guerin expressing prostate specific antigens**
  - United States Patent # 7,718,166
- ***Immunogens* for treatment of neoplastic and infectious disease**
  - United States Patent # 8,969,012
  - United States Patent # 8,088,569
- **Synthetic toll-like receptor-4** (TLR-4) **agonist peptides**
  - PENDING Application number PCT/US2013/025568



Quick to Market, Low Risk Strategy

Post revenue within 18 months of entry into phase I trials:

- **We** develop, test and begin clinical trials for new products
- **Establishment pharma** licensee completes FDA approvals and arranges production and distribution



AVT Activities
Licensee Activities
Research
Design
Animal Trials
Clinical Trial Prep
Phase I Clinical Trial
Arrange Pharma Licensee
Clinical Trial Completion
Production
We are here
License Revenue
Royalties Begin

Financial Model Features High Revenue, Low Operating Cost

At 15% market share, Capridine is worth $8B to Big Pharma

- **AVT license fee and royalty could post $250M over 7 years**
- **Virtually all profit, since AVT has no production, distribution or marketing expense**

Provax, which is the first of its kind, has a larger served market and concomitant contribution to earnings

Fact Sheet

Intellectual Property

- **Capridine** (patented) – breakthrough in prostate cancer treatment
  - ✓ Successful animal tests and NCI review
  - ✓ Appears to be active for Colon Cancer as well
  - ✓ Following of recognized medical advocates – NIH, NCI, renowned hospitals and doctors
  - ✓ Ready for Phase 1 trials with arrangements set to start in two locations
- **Provax-1** (patented) vaccine to prevent recurrence of prostate cancer
- Patented technology applicable to infectious diseases

Equity

- 85,000,000 Shares Issued
  - ✓ Insiders – 62,000,000
  - ✓ Outside private investors – 17,000,000
  - ✓ Institutions – 6,000,000

Facilities

- HQ – 600 Third Ave, Second floor/350, New York, NY 10016
- Labs – arrangement with New York Medical College; Rutgers; Technical University of Gdansk, Poland

Key Success Factors

1. Growing, unsatisfied market
2. Protected Intellectual Property; new technology pipeline
3. FDA clinical trial experience
4. Re-aligned, experienced leadership & support team
5. High Margin, quick to market business model